[date]

[first] [last]

[Title]

[Company]

[Street address]

[City], [ST] [ZIP]

[First]:

During the first two months of this year, the median market capitalization of the Russell 2000 Value index has fallen by 9.35%. Furthermore, the price to earnings ratio of the index has fallen 12.88%, from 15.84 to 13.80.

For disciplined long-term investors, this sell-off may represent an opportunity to purchase companies we believe to be sound businesses at significant discounts to their value just a few months ago. The challenge is identifying companies that will thrive in current market conditions, but which have sold off along with the rest of the small-cap market.

The Paradigm Value Fund (PVFAX), one of the small-cap value funds offered by [Company], specializes in finding these hidden opportunities using value-oriented analysis and fundamental research. As clients of the fund, I thought you might be interested in the attached article.

In the five years from inception Jan. 1, 2003 through Dec. 31, 2007, PVFAX had an average annualized return of 26.03% per year, outperforming 175 of the 180 funds in its Lipper small-cap value peer group. Performance for calendar year 2007 was 5.03%, outperforming the fund’s benchmark Russell 2000 Value index by 14.81%.

Despite this strong performance, the Paradigm Value Fund (PVFAX) remains relatively undiscovered, with only $117 million in assets as of Dec. 31, 2007. As a result, the fund has significant capacity, and portfolio managers do not face the liquidity constraints that affect larger funds.

The Paradigm Value Fund (PVFAX) uses fundamental, bottom-up research to exploit the inefficiencies of the small-cap market. The fund typically targets companies with market capitalizations between $100 million and $1.5 billion at acquisition because we feel these companies have the most potential for rapid appreciation. The portfolio management team looks to invest in good companies that are selling at substantial discounts to estimated intrinsic value. Ideal holdings are undiscovered or unloved companies with strong balance sheets and cash flows,

proven and consistent management teams, stable or increasing market share, and potential for margin expansion.

(continued)

Thank you for your continued confidence in the Paradigm Value Fund. The current market environment is certainly challenging, but we feel that conditions may present an attractive entry point for long-term investors. We believe that after first-quarter results are reported in April, much of the dust may have settled and, in our opinion, a more positive market climate may emerge despite the many lingering unpredictable macro factors.

Regardless of market conditions, our approach will remain consistent: We will continue to look for good companies we feel are undervalued compared to our assessment of their intrinsic value.

I would be happy to provide additional information or answer any questions you may have about the Paradigm Value Fund.

Cordially,

Gordon Sacks

Vice President

gsacks@paradigmcapital.com

518 431-3261 direct

P.S. The most recent data available from Lipper shows that the Paradigm Value Fund (PVFAX) ranked #2 among 186 funds in the Lipper Small-Cap Value composite for trailing five-year performance as of Feb. 29, 2008.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-800-239-0732. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by visiting www.paradigm-funds.com or by calling 1-800-239-0732. The prospectus should be read carefully before investing.  Investing in small-cap stocks is more risky and more volatile than investing in large-cap stocks.